FIFTH AMENDMENT TO REVOLVING CREDIT AGREEMENT

This FIFTH AMENDMENT TO REVOLVING CREDIT AGREEMENT (the "Fifth Amendment"), dated as of the 14th day of August, 1998, is made by and among HAM MARINE, INC., a Mississippi corporation, as borrower ("Borrower"), FRIEDE GOLDMAN INTERNATIONAL, INC. ("FGI"), a Delaware corporation, and FRIEDE & GOLDMAN, LTD. ("F&G"), a Mississippi corporation, as guarantors (FGI and F&G are sometimes hereinafter referred to collectively as the "Guarantors"), and BANK ONE, LOUISIANA, NATIONAL ASSOCIATION, a national banking association ("Bank").

                            WITNESSETH:

WHEREAS, Borrower, F&G, J.L. Holloway, Carl Crawford and Bank entered into that certain Revolving Credit Agreement (the "Original Credit Agreement") dated as of March 20, 1997, pursuant to which Borrower agreed to borrow, and Bank agreed to lend, up to the aggregate principal amount of $10,000,000 (the "Original Loan");

WHEREAS, Borrower, F&G, J.L. Holloway, Carl Crawford and Bank entered into that certain Temporary Waiver and First Amendment to the Revolving Credit Agreement (the "First Amendment") dated March 31, 1997, pursuant to which certain covenants contained in the Original Credit Agreement were temporarily waived and the Original Credit Agreement was amended;

WHEREAS, Borrower, the Guarantors and Bank entered into that certain Second Amendment to the Revolving Credit Agreement (the "Second Amendment"); together with the Original Credit Agreement and the First Amendment, collectively hereinafter referred to as the "Credit Agreement") dated effective as of September 26, 1997, pursuant to which (I) the Original Credit Agreement, as amended by the First Amendment, was further amended, (ii) J.L. Holloway and Carl Crawford were released as guarantors of Borrower's obligations to Bank, and
(iii) FGI was added as a guarantor of Borrower's obligations to Bank;

WHEREAS, Borrower, the Guarantors and Bank entered into that certain Third Amendment to Revolving Credit Agreement (the "Third Amendment"); together with the Original Credit Agreement, the First Amendment and the Second Amendment, collectively hereinafter referred to as the "Credit Agreement"), dated as if October 29, 1997, pursuant to which the Original Credit Agreement, as amended by the First Amendment and the Second Amendment, was further amended;

WHEREAS, Borrower, the Guarantors and Bank entered into that certain Fourth Amendment to Revolving Credit Agreement (the "Fourth Amendment"); together with the Original Credit Agreement, the First Amendment, Second Amendment and the Third Amendment, collectively hereinafter referred to as the "Credit Agreement"), dated as if March 20, 1998, pursuant to which the Original Credit Agreement, as amended by the First Amendment, Second Amendment and the Third Amendment, was further amended; and
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WHEREAS, Borrower, the Guarantors and Bank desire to amend further the
Credit Agreement as hereinafter set forth.

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants and premises contained herein, together with other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto have agreed and do hereby agree as follows:

     1. Capitalized terms used in the Fifth Amendment shall have the meanings assigned to them in the Credit Agreement, as amended by this Fifth Amendment.

     2. Based upon information supplied by FGI to Bank, as of July 5, 1998, FGI was in violation of Section 6.1 (b) and (d) of the Credit Agreement. Bank hereby waives compliance by FGI with
     Section 6.1 (b) and (d) through the date of this Fifth Amendment.

     3. Section 1. 1 of the Credit Agreement is hereby amended by amending and restating the following definitions in their entirety:

          "Commitment" shall mean the obligation of Bank to make Loans to Borrower pursuant to Section 2.1 in an aggregate principal amount not to exceed the lesser of $25,000,000 or the Borrowing Base at any time during the Commitment Period.

          "Line of Credit" shall mean the aggregate revolving credit line extended by Bank to Borrower for Loans pursuant to and in accordance with the terms of this Agreement, in the amount of $25,000,000.

          "Termination Date" shall mean October 31, 1998.

     4. It is further understood and agreed by and among the parties hereto that all terms and conditions of the Credit Agreement and the other Loan Documents, except as modified herein or by any amendments to such other Loan Documents, shall remain in full force and effect.

     5. This Fifth Amendment may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

       [THE REMAINDER OF THE PAGE IS INTENTIONALLY LEFT BLANK]
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IN WITNESS WHEREOF, the parties hereto have caused this Fifth
Amendment to be duly executed as of the day and year first above written.

BORROWER:

     HAM MARINE, INC.


     By:/s/ RONALD W. SCHNOOR
     Name: Ronald W. Schnoor
     Title: President

GUARANTORS:

     FRIEDE GOLDMAN INTERNATIONAL, INC.


     By: /s/ JAMES A. LOWE III
     Name: James A. Lowe III
     Title: Secretary

     FRIEDE & GOLDMAN, LTD.


     By: /s/ J. L. HOLLOWAY
     Name: J. L. Holloway
     Title: Chairman of the Board

BANK:

     BANK ONE, LOUISIANA, NATIONAL ASSOCIATION


     By: /s/ LYNN S. RICHARD
     Name: Lynn S. Richard - Vice President
     Title: Vice President

Name: L S. Richard - Vice President
Title: Vice President